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                                     SECURITIES AND EXCHANGE COMMISSION

                                           Washington, D.C. 20549

                                                  Form 8-K

                                               CURRENT REPORT

                                   Pursuant to Section 13 or 15(d) of the
                                      Securities Exchange Act of 1934

                       Date of Report (Date of earliest event reported) May 27, 1999

                                   Residential Asset Funding Corporation
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                           (Exact name of registrant as specified in its charter)

                  North Carolina                             333-64775                         56-2064715
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  (State or Other Jurisdiction of Incorporation)     (Commission File Number)      (I.R.S. Employer Identification No.)

             301 South College Street
            Charlotte, North Carolina                                                          28202-6001
     (Address of Principal Executive Offices)                                              ------------------
                                                                                               (Zip Code)


                             Registrant's telephone number, including area code  (704) 374-4868
                                                                                 ----------------------------

                                                 No Change
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                       (Former name or former address, if changed since last report)


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                  Item 2.           Acquisition or Disposition of Assets

                  Description of the Notes and the Mortgage Loans

                  Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-64775) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Mortgage Lenders Network Home Equity Loan Trust 1999-1 (the "Trust") issued $100,538,000 in aggregate principal amount of its Asset Backed Notes, Series 1999-1, Class A-1 and $44,572,000 in aggregate principal amount of its Asset Backed Notes, Series 1999-1, Class A-2 (together, the "Notes"), on June 4, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 1999, between Mortgage Lenders Network Home Equity Loan Trust 1999-1 and Norwest Bank Minnesota, National Association, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent obligations of the Trust, which obligations are secured by a pledge of mortgage loans and certain related property to the Indenture Trustee on behalf of the Noteholders. Norwest Bank Minnesota, National Association, will serve as indenture trustee with respect to the Notes and the Registrant is filing herewith as Exhibit 25.1 to this Form 8-K, the Form T-1 Statement of Eligibility for the Indenture Trustee.

                  The assets of the Trust consist primarily of fixed-rate and adjustable rate, closed-end, conventional, monthly pay, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist of one- to four-family residences (which may be detached, attached, part of a two-to four-family dwelling, a condominium unit, a townhouse, a mixed use property or a unit in a planned unit development). The Mortgage Loans are held in two separate groups. The Group I Mortgage Loans support the Class A-1 Notes and the Group II Mortgage Loans support the Class A-2 Notes.

                  Interest distributions on the Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate for that Class of Note. The Note Interest Rate for the Class A-1 Notes is 6.945% for each Interest Period prior to the Initial Redemption Date and 7.445% for each Interest Period thereafter. The Note Interest Rate for the Class A-2 Notes is 6.995% for each Interest Period prior to the Initial Redemption Date and 7.495% for each Interest Period thereafter.

                  As of May 20, 1999, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 10, 1998 and the Prospectus Supplement dated May 27, 1999 filed pursuant to Rule 424(b)(5) of the Act on June 21, 1998.

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         Item 7.          Financial Statements, Pro Forma Financial Information
                          and Exhibits.
                          ------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated May 27, 1999, between Residential Asset Funding Corporation
                  ("RAFC") and First Union Capital Markets Corp. ("FUCM").

                  Exhibit 1.2. Indemnity Agreement, dated May 27, 1999, from Mortgage Lenders Network USA, Inc. ("MLN") to RAFC, FUCM and Prudential Securities Incorporated ("PSI").

                  Exhibit 2.1. Mortgage Loan Sale Agreement, dated June 1, 1999 among MLN, Norwest Bank Minnesota, National Association ("Norwest") and RAFC.

                  Exhibit 2.2. Mortgage Loan Contribution Agreement, dated June 1, 1999, between Mortgage Lenders Network Home Equity Loan Trust, Series 1999-1 (the "Issuer") and RAFC.

                  Exhibit 4.1. Indenture, dated as of June 1, 1999, between the Issuer and Norwest.

                  Exhibit 4.2. Deposit Trust Agreement, dated as of June 1, 1999, among RAFC, MLN, Norwest and Wilmington Trust Company, as Owner Trustee.

                  Exhibit 5.1. Opinion of Dewey Ballantine LLP regarding legality.

                  Exhibit 5.2. Opinion of Dewey Ballantine LLP regarding tax matters.

                  Exhibit 23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of MBIA Insurance Corporation and their report.

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                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RESIDENTIAL ASSET FUNDING CORPORATION,
                           --------------------------------------
                                as Depositor and on behalf of Mortgage Lenders Network Home Equity Loan Trust 1999-1 Registrant

                                            By:  /s/ Carolyn Eskridge
                                                 -------------------------------
                                                 Name:   Carolyn Eskridge
                                                 Title:  Vice President

Dated:  June 4, 1999










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                                  EXHIBIT INDEX
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EXHIBIT NO.                DESCRIPTION
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

Exhibit 1.1.               Underwriting  Agreement, dated May 27, 1999, between  Residential Asset Funding
                           Corporation ("RAFC") and First Union Capital Markets Corp. ("FUCM").

Exhibit 1.2.               Indemnity Agreement, dated May 27, 1999, from Mortgage Lenders Network USA, Inc.
                           ("MLN") to RAFC, FUCM and Prudential Securities Incorporated ("PSI").

Exhibit 2.1.               Mortgage Loan Sale Agreement, dated June 1, 1999 among MLN, Norwest Bank
                           Minnesota, National Association ("Norwest") and RAFC.

Exhibit 2.2.               Mortgage Loan Contribution Agreement, dated June 1, 1999, between Mortgage Lenders
                           Network Home Equity Loan Trust, Series 1999-1  (the "Issuer") and RAFC.

Exhibit 4.1.               Indenture, dated as of June 1, 1999, between the Issuer and Norwest.

Exhibit 4.2.               Deposit Trust Agreement, dated as of June 1, 1999, among RAFC, MLN, Norwest and
                           Wilmington Trust Company, as Owner Trustee.

Exhibit 5.1.               Opinion of Dewey Ballantine LLP regarding legality.

Exhibit 5.2.               Opinion of Dewey Ballantine LLP regarding tax matters.

Exhibit 23.1.              Consent of PricewaterhouseCoopers LLP regarding financial statements of MBIA
                           Insurance Corporation and their report.
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